Table of Contents

Letter to Shareholders.................   1
Portfolio of Investments...............   4
Statement of Assets and Liabilities....   6
Statement of Operations................   7
Statement of Changes in Net Assets.....   8
Financial Highlights...................   9
Notes to Financial Statements..........  10


TM SAR 2/96

Letter to Shareholders

January 30, 1996

Dear Shareholder,
  During the six months ended December 31, 1995, the Van Kampen American Capital Tax Free Money Fund continued to provide shareholders with competitive returns, and a high degree of safety and liquidity, despite a climate of declining short-term interest rates.

[PHOTO]
Dennis J. McDonnell and Don G. Powell


Economic Overview

The rate of economic growth slowed during the second half of 1995, as measured by the gross domestic product (the value of all goods and services produced in the United States). GDP grew at an annual rate of more than 4 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter of the year, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about inflation and allowed the Federal Reserve Board in late December to lower short-term interest rates by a quarter-percentage point. Just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995, the reduction in rates during the latter half of 1995 was expected to help generate moderate economic growth in 1996.
  The cut in short-term rates was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For example, the yield on 10-year Treasury notes was 5.57 percent on December 31, 1995, compared to 6.20 percent on June 30. Bond prices and yields move in opposite directions, so bonds rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  As the Fed continues to drive down short-term rates, the rates on money market securities also decline. However, because inflation remains low, yields on tax-free money market securities remain competitive in relation to inflation.


There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Shares of the Fund are neither insured nor guaranteed by the U.S. Government.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

[FN]
<F1>Had certain expenses of the Fund not been assumed by the Adviser, the Fund's seven-day yield would have been 3.49% and the total return would have been lower.

<F2>One-year total return assumes reinvestment of all distributions for the period.


Continued on page two

1


Performance Summary
  On December 31, 1995, the Fund generated a seven-day yield of 4.20 percent<F1> and a twelve-month total return of 3.15 percent.<F2> In comparison, the average total return for tax-free money market funds, as calculated by Lipper Analytical Services, Inc., was 3.31 percent for the same period.
  Because income from the Fund is exempt from federal income tax, it is important to compare its seven-day yield to an equivalent taxable rate. For example, if you were in the 36 percent marginal federal tax bracket, then you would have needed a taxable equivalent rate of 6.56 percent to equal the tax-free yield of the Van Kampen American Capital Tax Free Money Fund.
  In keeping with the Fund's disciplined investment approach, we continued to focus only on the highest quality securities. The Fund's portfolio composition at the end of 1995 is illustrated by the chart below.
  While not actually initiating any immediate actions, because the Fund's non-fundamental investment policies have been recently amended by the Fund's Board of Trustees, we will be able to pursue additional investment opportunities in the future. The Fund now has the ability to invest up to 20 percent of its assets in securities which are subject to the federal alternative minimum tax
(AMT).


[PIE CHART]
Portfolio Holdings by Investment Type as of December 31, 1995

7-Day Floaters               36.8%
Dates                        26.8%
Bonds/Notes                  26.4%
Updates (Commercial Paper)   10.0%




Economic Outlook
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some upward pressure in 1996 as lower interest rates generate increased economic activity.

Continued on page three

2


The current economic conditions are ideal for stocks, especially the stocks of smaller companies, since they tend to be affected less by economic cycles. The outlook for the fixed income market is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.

Corporate News
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,


Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.


3



Portfolio of Investments
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------------------------
                                                                             Discount
Par                                                                          Yield on
Amount                                                             Maturity  Date of    Amortized
(000)    Security Description                                      Date      Purchase   Cost
--------------------------------------------------------------------------------------------------
         Municipal Bonds
         Dates   27.3%
$ 1,000  Chicago, IL O'Hare Intl Arpt Special Fac Rev
         Ser 1983 C (LOC: Sanwa Bank) ...........................  01/02/96   6.100%  $  1,000,000
    500  Chicago, IL O'Hare Intl Arpt Special Fac Rev Ser 1983 D
         (LOC: Sanwa Bank) ......................................  01/02/96   6.100        500,000
    600  City of New York Ser 1993 B (FGIC Insured) .............  01/02/96   5.000        600,000
  1,100  City of New York GO Ser 1994 Subser A4 (LOC: Chemical
         Bank) ..................................................  01/02/96   5.950      1,100,000
  1,500  Louisiana St Recovery Dist Sales Tax Rev (MBIA Insured)
         ........................................................  01/02/96   6.000      1,500,000
  2,000  New York City Muni Wtr Fin Auth Wtr Swr Sys Ser A (FGIC
         Insured) ...............................................  01/02/96   5.500      2,000,000
    150  Peninsula Ports Auth VA Port Fac Rev Ser 1987 Rfdg
         (Gtd: Shell Oil Company) ...............................  01/02/96   5.900        150,000
  1,500  Pinal Cnty, AZ Indl Dev Auth Pollutn Ctl Rev Ser 1984
         (LOC: Nat'l Westminster Bank) ..........................  01/02/96   5.950      1,500,000
  2,300  Port of Portland, OR Pollutn Ctl Rev
         (LOC: Bank of Nova Scotia) .............................  01/02/96   6.000      2,300,000
                                                                                      ------------
         Total Dates.............................................                       10,650,000
                                                                                      ------------
         7 Day Floaters  37.4%
    600  Washington St Hsg Fin Comm Multi Family Mtg
         Rev Rfdg (LOC: Harris Trust & Savings Bank) ............  01/02/96    5.100       600,000
  1,400  City of Chillicothe, IA Pollutn Ctl Rev Ser 1993 A Rfdg
         (Gtd: Midwest Power Systems Inc.) ......................  01/03/96    5.050     1,400,000
  1,500  City of Salix, IA Pollutn Ctl Rev Ser 1993 Rfdg (Gtd:
         Midwest Power Systems Inc.) ............................  01/03/96    5.050     1,500,000
  1,110  Fort Bend, TX Indl Dev Rev Rfdg (Gtd: W.W. Grainger,
         Inc.) ..................................................  01/03/96    5.200     1,110,000
  1,000  Illinois Dev Fin Auth Indl Dev Rev Field Container Corp
         Rfdg (LOC: Amer Nat'l Bank & Trust of Chicago)..........  01/03/96    5.200     1,000,000
  1,000  Illinois Dev Fin Auth Rev Roosevelt Univ Ser 1995 (LOC:
         Amer Nat'l Bank & Trust of Chicago) ....................  01/03/96    5.200     1,000,000
  1,100  Illinois Dev Fin Auth Rev Ser 1994 Lake Forest Academy
         (LOC: The Northern Trust Company) ......................  01/03/96    5.200     1,100,000
  1,500  Iowa Hsg Fin Auth Small Bus Ln Proj Ser 1985 A (LOC:
         Federal Home Loan Bank of Des Moines) ..................  01/03/96    5.100     1,500,000
  1,000  Missouri St Hlth & Edl Fac Auth Hlth Fac Rev Ser 1995 B
         (MBIA Insured) .........................................  01/03/96    5.100     1,000,000
  1,200  St Paul, MN Hsg & Redev Auth Rev Ser 1985 A (LOC:
         Federal Home Loan Bank of Des Moines) ..................  01/03/96    5.100     1,200,000
  1,000  Calhoun Cnty, MI Econ Dev Corp Rev (LOC: Comerica Bank)
         ........................................................  01/04/96    5.100     1,000,000

4   See Notes to Financial Statements




Portfolio of Investments (continued)
December 31, 1995 (Unaudited)
----------------------------------------------------------------------------------------------
                                                                          Discount
Par                                                                       Yield on
Amount                                                          Maturity  Date of    Amortized
(000)    Security Description                                   Date      Purchase   Cost
----------------------------------------------------------------------------------------------
        7 Day Floaters (Continued)
$  955  City of Sterling Heights, MI Econ Dev Corp Rev Rfdg
        (LOC: NBD Bank N.A.) .................................  01/04/96   5.150%  $  955,000
   708  Georgia Muni Assoc Pool Certificates of Part Ser 1990
        (MBIA Insured) .......................................  01/04/96   4.950      707,919
   500  Minnesota St Higher Edl Coordinating Board Ser 1995 A
        Rfdg (LOC: Norwest Bank) .............................  01/04/96   5.150      500,000
                                                                                   ----------
        Total 7 Day Floaters..................................                     14,572,919
                                                                                   ----------
        Updates (Commercial Paper)  10.2%
 1,500  York Cnty, SC Pollutn Ctl Rev Ser 1990 Rfdg
        (Gtd: Duke Power Co.) ................................  01/05/96    4.000   1,500,000
 1,000  Wayne Cnty, MI Downriver Sewage Disp Sys (LOC:
        Comercia Bank) .......................................  01/23/96    3.850   1,000,000
 1,500  Texas A & M Univ Sys Rev Ser B (Gtd: Texas A & M
        University System) ...................................  02/05/96    3.450   1,500,000
                                                                                   ----------
        Total Updates (Commercial Paper).........................................   4,000,000
                                                                                   ----------
        Bonds/Notes   26.8%
 1,000  Du Page Cnty, IL Motor Fuel Tax Rev Ser 1995
        (FSA Insured) ........................................  01/01/96    4.400   1,000,000
 1,020  Elkhart, IN Cmnty Sch GO Ser 1995 Rfdg (FGIC Insured).  01/15/96    4.400   1,020,000
   985  Middleton-Cross Plains Area Sch Dist (FGIC Insured)...  04/01/96    4.850     986,533
 1,000  Detroit, MI City Sch Dist St Sch Aid Nts .............  05/01/96    4.500   1,002,089
 1,000  Idaho St Tax Antic Nts ...............................  06/27/96    4.500   1,003,281
 1,500  Maine St Tax Antic Nts ...............................  06/28/96    4.500   1,505,308
 1,000  Illinois St ..........................................  07/01/96    5.250   1,006,999
 1,000  Texas St Tax & Rev Antic Nts Ser A ...................  08/30/96    4.750   1,004,328
 1,000  City of Chicago GO Tender Notes Ser 1995 A (LOC:
        Morgan Guaranty & Trust Co.) .........................  10/31/96    3.750   1,000,000
   910  City of Ashdown, AR Indl Dev Rev Ser 1981 (Gtd:
        Allied Signal Corp.) .................................  11/01/96    4.100     910,000
                                                                                   ----------
        Total Bonds/Notes........................................................  10,438,538
                                                                                   ----------
        Total Investments  101.7% <F1>...........................................  39,661,457
        Liabilities in Excess of Other Assets  (1.7%)............................   (647,575)
                                                                                   ----------
        Net Assets  100.0%....................................................  $  39,013,882
                                                                                =============

<F1>At December 31, 1995, cost is identical for both book and federal income tax purposes.

5  See Notes to Financial Statements



Statement of Assets and Liabilities
December 31, 1995 (Unaudited)
---------------------------------------------------------------------------------------------------------
Assets:
Investments, at Amortized Cost which Approximates Market (Note 1).........................  $  39,661,457
Cash......................................................................................         56,252
Receivables:
  Interest................................................................................        317,214
  Investments Sold........................................................................        150,000
  Fund Shares Sold........................................................................         53,162
Other.....................................................................................          5,856
                                                                                            --------------
Total Assets..............................................................................     40,243,941
                                                                                            --------------
Liabilities:
Payables:
  Fund Shares Repurchased.................................................................      1,055,476
  Income Distributions....................................................................         28,022
Accrued Expenses..........................................................................        146,561
                                                                                            --------------
  Total Liabilities.......................................................................      1,230,059
                                                                                            --------------
Net Assets................................................................................  $  39,013,882
                                                                                            ==============
Net Assets Consist of:
Capital (Note 3) .........................................................................  $  39,038,460
Accumulated Net Realized Loss on Investments..............................................        (24,578)
                                                                                            --------------
Net Assets (Equivalent to $1.00 per share for 39,038,460 shares outstanding) (Note 3).....  $  39,013,882
                                                                                            ==============

6  See Notes to Financial Statements





Statement of Operations
For the Six Months Ended December 31, 1995 (Unaudited)
---------------------------------------------------------------------------------------------------
Investment Income:
Interest..........................................................................  $      667,856
                                                                                    ---------------
Expenses:
Investment Advisory Fee (Note 2)..................................................          84,538
Distribution (12b-1) and Service Fees (Note 4)....................................          42,269
Shareholder Services (Note 2).....................................................          37,125
Trustees Fees and Expenses (Note 2)...............................................          22,460
Registration......................................................................          18,854
Audit.............................................................................          15,640
Printing..........................................................................          11,960
Custody...........................................................................          11,910
Legal (Note 2)....................................................................           9,200
Other.............................................................................          10,782
                                                                                    ---------------
Total Expenses....................................................................         264,738
Less Fees Deferred and Expenses Reimbursed ($84,538 and $35,336, respectively)....         119,874
                                                                                    ---------------
Net Expenses......................................................................         144,864
                                                                                    ---------------
Net Investment Income.............................................................  $      522,992
                                                                                    ===============
Realized Gain/Loss on Investments:
Proceeds from Sales...............................................................  $   36,365,000
Cost of Securities Sold...........................................................     (36,365,000)
                                                                                    ---------------
Net Realized Gain on Investments .................................................  $          -0-
                                                                                    ===============
Net Increase in Net Assets from Operations........................................  $      522,992
                                                                                    ===============

7  See Notes to Financial Statements




Statement of Changes in Net Assets
For the Six Months Ended December 31, 1995 and the Year Ended June 30, 1995
(Unaudited)
------------------------------------------------------------------------------------------------------
                                                                    Six Months Ended   Year Ended
                                                                    December 31, 1995  June 30, 1995
------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.............................................  $        522,992   $      938,971
Net Realized Gain on Investments..................................               -0-               -0
                                                                    -----------------  ---------------
Change in Net Assets from Operations .............................           522,992          938,971
Distributions from Net Investment Income .........................          (522,992)        (938,971)
                                                                    -----------------  ---------------
Net Change in Net Assets from Investment Activities...............               -0-               -0
                                                                    -----------------  ---------------
From Capital Transactions (Note 3):
Proceeds from Shares Sold.........................................        19,746,748       23,885,907
Net Asset Value of Shares Issued Through Dividend Reinvestment....           390,573          685,467
Cost of Shares Repurchased........................................       (14,298,479)     (28,779,907)
                                                                    -----------------  ---------------
Net Change in Net Assets from Capital Transactions................         5,838,842       (4,208,533)
                                                                    -----------------  ---------------
Total Increase/Decrease in Net Assets.............................         5,838,842       (4,208,533)

Net Assets:
Beginning of the Period...........................................        33,175,040       37,383,573
                                                                    -----------------  ---------------
End of the Period.................................................  $     39,013,882   $   33,175,040
                                                                    =================  ===============


8  See Notes to Financial Statements



Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
---------------------------------------------------------------------------------------------------------
                                                 Six Months Ended          Year Ended June 30
                                                December 31, 1995    1995     1994      1993       1992
---------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.............................  $     1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                      ----------  --------  --------  --------  --------
Net Investment Income...............................        .015      .027      .017      .019      .035
Less Distributions from Net Investment Income.......        .015      .027      .017      .019      .035
                                                      ----------  --------  --------  --------  --------
Net Asset Value, End of the Period..................  $     1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                      ==========  ========  ========  ========  ========
Total Return*.......................................     1.56%**     2.73%     1.70%     1.93%     3.56%
Net Assets at End of the Period (In millions).......  $    39.0   $  33.2   $  37.4   $  43.1   $  70.8
Ratio of Expenses to Average Net
 Assets* (Annualized)...............................        .86%      .89%      .81%      .72%      .57%
Ratio of Net Investment Income to
  Average Net Assets* (Annualized)..................       3.11%     2.68%     1.69%     1.92%     3.56%

* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
 Assets (Annualized)................................       1.57%     1.38%     1.29%      .97%     1.18%
Ratio of Net Investment Income to
 Average Net Assets (Annualized)....................       2.40%     2.20%     1.20%     1.67%     2.96%

**Non-Annualized


9  See Notes to Financial Statements




Notes to Financial Statements
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------


1. Significant Accounting Policies
Van Kampen American Capital Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a broad range of municipal securities that will mature within 12 months of the date of purchase. The Fund commenced investment operations on November 5, 1986.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation-Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight-line basis to the maturity of the instrument.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. Investment Income and Expenses-Interest income and expenses are recorded on an accrual basis.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1995, the Fund had an accumulated capital loss carryforward of $24,578. Of this amount, $6,277, $4,541 and $13,760 will expire on June 30, 1998, 1999 and 2001, respectively. Net realized gains or losses may differ for


10


Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. Distribution of Income and Gains-The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

2. Investment Advisory Fees and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets      % Per Annum
-----------------------------------
First $500 million....  .500 of 1%
Next $500 million.....  .475 of 1%
Next $500 million.....  .425 of 1%
Over $1.5 billion.....  .375 of 1%


  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the six months ended December 31, 1995, the Fund recognized expenses of approximately $7,500 representing Van Kampen American Capital Distributors, Inc's. or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund. Of this amount, approximately $2,400 has been waived by VKAC.
  In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the six months ended December 31, 1995, the Fund recognized expenses of approximately $25,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. Of this amount, approximately $1,240 has been assumed by VKAC.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers


11


Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $27,800.

3. Capital Transactions
The Fund is authorized to issue an unlimited number of shares of capital stock with a par value of $.01 per share. At December 31, 1995 and June 30, 1995, capital aggregated $39,038,460 and $33,199,618, respectively. Transactions in shares were as follows:

                            Six Months Ended     Year Ended
                           December 31, 1995  June 30, 1995
-----------------------------------------------------------
Beginning Shares.........        33,199,618     37,408,151
                           -----------------  -------------
Shares Sold..............        19,746,748     23,885,907
Shares Issued Through
Dividend Reinvestment....           390,573        685,467
Shares Repurchased.......       (14,298,479)   (28,779,907)
                           -----------------  -------------
Net Change in Shares
Outstanding..............         5,838,842     (4,208,533)
                           -----------------  -------------
Ending Shares............        39,038,460     33,199,618
                           =================  =============

4.  Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily.


12



Van Kampen American Capital Tax Free Money Fund
--------------------------------------------------------------------------------


Board of  Trustees

J. Miles Branagan

Linda Hutton Heagy

Roger Hilsman

R. Craig Kennedy

Dennis J. McDonnell*

Donald C. Miller - Chairman

Jack E. Nelson

Don G. Powell*

Jerome L. Robinson*

Fernando Sisto

Wayne W. Whalen*

William Stewart Woodside


Officers

Don G. Powell*
President and Chief Executive Officer

Dennis J. McDonnell*
Executive Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood III*
Vice President and Chief Financial Officer

Curtis W. Morell*
Vice President and Chief Accounting Officer

John L. Sullivan*
Treasurer

Tanya M. Loden*
Controller

William N. Brown*
Peter W. Hegel*
Robert C. Peck, Jr.*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents


Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Transfer Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256


Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606


Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601


*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996
    All rights reserved.

(SM) denotes a service mark of
Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

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